UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

BigCommerce Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11305 Four Points Drive

Building II, Suite 100

Austin, Texas 78726

(Address of principal executive offices, including zip code)

(512) 865-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock, $ 0.0001 par value per share	BIGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 27, 2025, Lawrence Bohn notified the Board of Directors (the “Board”) of BigCommerce Holdings, Inc. (the “Company”) of his intention to retire from the Board of Directors effective on July 1, 2025. Mr. Bohn’s resignation is not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

On June 30, 2025, following the recommendation of the Nominations and Corporate Governance Committee (the “Nominating Committee”) of the Board, the Board extended an offer to Anil Kamath to serve as a director. Mr. Kamath promptly accepted this offer, and effective July 1, 2025, was appointed as a Class I director for a term expiring at the annual meeting of stockholders in 2027 or until his earlier death, resignation or removal. The Board also appointed Mr. Kamath to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Mr. Kamath has a proven track record of driving growth and stakeholder value. From 2012 to 2025, he was a Fellow and Vice President of Technology at Adobe, responsible for data science, machine learning, and artificial intelligence in the Adobe Experience Cloud. In 2002, he founded Efficient Frontier, a digital ad buying platform, where he served as Founding Chief Executive Officer until 2004, and then as Chief Technology Officer and board member until its acquisition by Adobe in 2012. He also founded eBoodle, an e-commerce company, in 1998, which was acquired by Shopzilla in 2000. Mr. Kamath received a B.Tech in Computer Science from the Indian Institute of Technology, Bombay in 1989, and a Ph.D. in Computer Science from Stanford University in 1995. Mr. Kamath’s business leadership skills, experience with data science, machine learning, and artificial intelligence, and knowledge of the technology industry qualify him to serve on the Company’s Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigCommerce Holdings, Inc.

Date: July 1, 2025	By:	/s/ Chuck Cassidy
Chuck Cassidy
General Counsel